Rareview Dynamic Fixed Income ETF

Ticker: RDFI

Rareview Tax Advantaged Income ETF

Ticker: RTAI

Rareview Inflation/Deflation ETF

Ticker: FLTN

Rareview Systematic Equity ETF

Ticker :RSEE

(each a series of the Collaborative Investment Series Trust)

Supplement dated April 6, 2023 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 1, 2023.

Effective April 10, 2023, the creation unit size for each of the Rareview Dynamic Fixed Income ETF, the Rareview Tax Advantaged Income ETF, the Rareview Inflation/Deflation ETF, and the Rareview Systematic Equity ETF (the “Funds”) is 10,000 shares. Accordingly, all references to prior creation unit sizes in the Funds’ Prospectus and SAI are hereby deleted and replaced with 10,000 shares per creation unit.

You should read this Supplement in conjunction with the Prospectus and SAI dated February 1, 2023 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (888)-783-8637.